UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE PLUS BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 33.1%
CONSUMER DISCRETIONARY - 3.2%
Automobiles - 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	1,000,000	$1,061,250
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	4,170,000	4,545,300
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	9,970,000	10,031,415	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,450,000	10,755,903	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	12,660,000	12,670,584
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	353,334
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	3,910,000	4,886,867
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,555,011
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	14,441,789
General Motors Co., Senior Notes	6.250%	10/2/43	1,600,000	1,872,000
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,714,444	(a)

Total Automobiles				68,887,897

Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	6,340,000	6,300,375	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	15,450,000	15,913,500	(a)
Marriott International Inc., Senior Notes	5.810%	11/10/15	7,950,000	8,367,137
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	346,925

Total Hotels, Restaurants & Leisure				30,927,937

Internet & Catalog Retail - 0.0%
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	529,602

Media - 2.0%
21st Century Fox America Inc., Notes	5.300%	12/15/14	864,000	872,925
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,692
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	315,715
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,692,199
21st Century Fox America Inc., Senior Notes	6.750%	1/9/38	200,000	245,031
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	154,188
CBS Corp., Senior Notes	7.625%	1/15/16	5,500,000	5,960,229
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,930,000	17,586,037
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,523,895
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	109,000	129,759
Comcast Corp., Notes	5.875%	2/15/18	65,000	73,709
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,381,850
Comcast Corp., Senior Notes	3.600%	3/1/24	5,820,000	5,921,041
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	70,531
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	2,926,982
Comcast Corp., Senior Notes	6.950%	8/15/37	2,520,000	3,376,470
Comcast Corp., Senior Notes	6.550%	7/1/39	3,690,000	4,822,251
Comcast Corp., Senior Notes	6.400%	3/1/40	2,390,000	3,077,954
COX Communications Inc., Senior Notes	5.450%	12/15/14	1,520,000	1,534,931
COX Communications Inc., Senior Notes	6.950%	6/1/38	185,000	230,105	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	120,000	115,737	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,235,000	2,380,722
DISH DBS Corp., Senior Notes	6.625%	10/1/14	271,000	271,000
DISH DBS Corp., Senior Notes	5.125%	5/1/20	1,240,000	1,236,900
DISH DBS Corp., Senior Notes	6.750%	6/1/21	3,630,000	3,902,250
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,185,000	3,248,700
DISH DBS Corp., Senior Notes	5.000%	3/15/23	1,829,000	1,754,697
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	3,780,000	3,808,350	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	21,748,301	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	7,280,000	7,930,468
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	5,970,000	6,014,775	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 2.0% (continued)
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	7,696,000	$9,708,535
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	12,120,000	15,095,133
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	8,351,000	8,838,014
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	3,295,000	4,233,152
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,400,000	4,000,494
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	660,000	742,949
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,060,000	3,042,888
Time Warner Inc., Senior Debentures	7.700%	5/1/32	18,656,000	25,674,350
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,888
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	10,046,988
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,143,880
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,552,236	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	11,788,000	12,613,160	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	94,059	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	7,820,000	8,055,687

Total Media				217,179,807

Specialty Retail - 0.2%
Autozone Inc., Senior Notes	6.950%	6/15/16	10,890,000	11,921,522
Home Depot Inc., Senior Notes	5.400%	3/1/16	8,230,000	8,776,637

Total Specialty Retail				20,698,159

TOTAL CONSUMER DISCRETIONARY				338,223,402

CONSUMER STAPLES - 3.3%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	14,192,605
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,280,274
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	16,650,000	15,733,284
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	689,204
Diageo Finance BV, Senior Notes	3.250%	1/15/15	10,725,000	10,811,873
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,263,738
Heineken NV, Senior Notes	1.400%	10/1/17	11,050,000	10,977,998	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,376,527
PepsiCo Inc., Senior Notes	0.700%	8/13/15	15,230,000	15,281,264
PepsiCo Inc., Senior Notes	7.900%	11/1/18	109,000	133,876
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	4,729,715
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	2,360,000	2,432,893	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	17,905,000	18,921,234	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	4,601,495	(a)

Total Beverages				120,425,980

Food & Staples Retailing - 0.5%
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	15,686,094
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	85,581	95,973	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	401,753	437,911	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,569,479	5,140,709
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	11,922,798	13,788,811
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,702,336	3,289,538
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,435,570
Kroger Co., Senior Notes	6.900%	4/15/38	2,900,000	3,717,171
Kroger Co., Senior Notes	5.150%	8/1/43	920,000	983,773
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	204,438
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,886,054
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	396,230

Total Food & Staples Retailing				48,062,272

Food Products - 0.7%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470	8,819,119
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	3,924,000	3,899,475

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - 0.7% (continued)
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	9,526,000	$10,733,154
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	9,430,000	9,545,282
Mondelez International Inc., Senior Notes	5.375%	2/10/20	10,900,000	12,357,929
Mondelez International Inc., Senior Notes	4.000%	2/1/24	15,275,000	15,651,819
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	2,250,000	2,337,638
WM Wrigley Jr. Co., Senior Notes	4.650%	7/15/15	3,387,000	3,492,248
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	2,090,000	2,104,872	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,595,249	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	3,010,000	3,054,828	(a)

Total Food Products				79,591,613

Tobacco - 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	15,244,172
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,410,000	14,608,371
Altria Group Inc., Senior Notes	2.850%	8/9/22	11,920,000	11,417,405
Altria Group Inc., Senior Notes	4.000%	1/31/24	3,700,000	3,775,643
Altria Group Inc., Senior Notes	9.950%	11/10/38	490,000	810,196
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,230,000	2,072,491
Altria Group Inc., Senior Notes	5.375%	1/31/44	6,890,000	7,340,971
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,641,136	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,160,000	2,642,348
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	11,350,000	11,162,294
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,467,544
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,011,235
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	6,565,000	6,591,562
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,514,182
Reynolds American Inc., Senior Notes	3.250%	11/1/22	4,870,000	4,698,985

Total Tobacco				110,998,535

TOTAL CONSUMER STAPLES				359,078,400

ENERGY - 4.7%
Energy Equipment & Services - 0.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	3,790,000	3,884,750
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	550,000	667,406
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	8,710,000	8,899,120
CGG, Senior Notes	6.500%	6/1/21	1,420,000	1,242,500
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	11,570,000	11,136,125
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	2,020,000	2,196,671	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,450,000	2,707,250
Transocean Inc., Senior Notes	6.375%	12/15/21	750,000	797,769
Transocean Ltd., Senior Notes	6.000%	3/15/18	6,015,000	6,485,800

Total Energy Equipment & Services				38,017,391

Oil, Gas & Consumable Fuels - 4.4%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	7,130,000	7,522,150
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	3,195,000
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	10,000	10,262
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	2,850,000	2,914,125
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	8,762,483
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,334,000	9,446,739
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	37,732
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,220,733
Apache Corp., Senior Notes	6.000%	1/15/37	1,810,000	2,134,307
Apache Corp., Senior Notes	5.100%	9/1/40	13,496,000	14,290,644
Arch Coal Inc., Senior Notes	7.000%	6/15/19	9,600,000	5,112,000
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,580,000	6,681,832
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	524,412
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	3,440,000	3,414,121
California Resources Corp., Senior Notes	6.000%	11/15/24	7,280,000	7,480,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 4.4% (continued)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,575,000	$1,756,125
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	5,190,000	5,644,125
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	790,000	841,350
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,737,000	5,033,062
Concho Resources Inc., Senior Notes	5.500%	10/1/22	2,040,000	2,101,200
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,129,276
ConocoPhillips, Notes	6.500%	2/1/39	110,000	144,001
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	12,651
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	925,074
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	6,950,000	7,262,750
Continental Resources Inc., Senior Notes	7.125%	4/1/21	200,000	221,750
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,220,000	1,287,100
Continental Resources Inc., Senior Notes	4.500%	4/15/23	3,240,000	3,356,183
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,720,000	1,684,767
Devon Energy Corp., Senior Notes	6.300%	1/15/19	14,500,000	16,770,352
Devon Energy Corp., Senior Notes	3.250%	5/15/22	3,600,000	3,574,026
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	60,000	83,837
Ecopetrol SA, Senior Notes	5.875%	5/28/45	10,120,000	10,246,500
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,276,000	3,963,960
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	11,034,000	12,164,985
El Paso LLC, Senior Notes	7.250%	6/1/18	5,740,000	6,522,075
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	10,160,000	11,523,005
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	3,887,000	4,413,867
Hess Corp., Notes	8.125%	2/15/19	14,450,000	17,812,992
Kerr-McGee Corp., Notes	6.950%	7/1/24	3,191,000	4,015,506
Kerr-McGee Corp., Notes	7.875%	9/15/31	2,087,000	2,890,211
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,500,000	2,681,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,768,000	1,860,820
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,742,000	1,833,455
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,710,000	1,748,475
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	1,030,000	999,100
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	353,062	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	18,410,711
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,601
Noble Energy Inc., Senior Notes	5.250%	11/15/43	2,735,000	2,885,048
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,205,265
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	3,070,000	2,946,500
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,982,000	25,510,111
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	6,812,000	7,425,080
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	15,500,000	16,238,265
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	540,000	552,690
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,387,000	6,857,786
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,579,000	5,870,280
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	41,170,000	41,615,459
Petroleos Mexicanos, Notes	6.375%	1/23/45	13,610,000	15,390,188	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,227,000	2,133,466
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	2,002,000	2,192,430
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	3,250,000	3,599,375
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	2,788,000	3,164,380
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,650,000	7,215,250
QEP Resources Inc., Senior Notes	5.250%	5/1/23	4,580,000	4,442,600
Range Resources Corp., Senior Notes	5.000%	8/15/22	1,020,000	1,042,950
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	1,630,000	1,711,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	3,240,000	3,402,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	6,012,240

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 4.4% (continued)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	$493,425
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	3,190,000	3,277,725
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	2,920,225	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	10,650,000	9,664,875
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	2,310,000	2,425,500	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,183,778
Shell International Finance BV, Senior Notes	6.375%	12/15/38	6,785,000	8,896,377
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	6,800,000	6,969,320	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	18,910,000	19,409,697	(a)
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,198,964
Transocean Inc., Senior Notes	5.050%	12/15/16	320,000	341,089
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	578,651
Williams Cos. Inc., Notes	7.875%	9/1/21	10,339,000	12,454,163
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	345,480
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,851,394

Total Oil, Gas & Consumable Fuels				471,448,470

TOTAL ENERGY				509,465,861

FINANCIALS - 11.7%
Banks - 7.2%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	7,100,000	7,185,910	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	11/6/14	12,050,000	9,640,000	(b)(c)
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	16,950,000	16,838,757	(b)(c)
Bank of America Corp., Senior Notes	4.500%	4/1/15	13,380,000	13,640,375
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,610,000	3,800,532
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	2,002,862
Bank of America Corp., Senior Notes	5.650%	5/1/18	160,000	177,968
Bank of America Corp., Senior Notes	2.600%	1/15/19	8,150,000	8,134,124
Bank of America Corp., Senior Notes	5.625%	7/1/20	14,140,000	15,966,775
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	12,870,412
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	28,245,296
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	234,394
Bank of America Corp., Senior Notes	4.000%	4/1/24	15,800,000	15,964,652
Bank of America Corp., Senior Notes	5.000%	1/21/44	23,010,000	24,274,123
Bank of America Corp., Senior Notes	4.875%	4/1/44	11,630,000	12,058,798
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	3,000,000	3,249,051
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	13,958,250
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	7,500,000	7,579,958	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	5,063,174	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	7,270,000	7,394,935
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,400,690	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	696,900
CIT Group Inc., Senior Notes	5.000%	8/1/23	8,030,000	7,969,775
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	6,200,000	5,797,000	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	8,170,000	8,068,692	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,050,000	6,048,112	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	3,420,000	3,325,950	(b)(c)
Citigroup Inc., Senior Notes	5.500%	10/15/14	27,000	27,050
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,417,000	6,518,158
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	11,710,722
Citigroup Inc., Senior Notes	6.000%	8/15/17	7,720,000	8,646,215
Citigroup Inc., Senior Notes	3.875%	10/25/23	330,000	335,098
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	713,034
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	10,260,000	11,173,232
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	2,006,311
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	206,382
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	5,404,000	6,623,359
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,130,000	1,174,134

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - 7.2% (continued)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,490,000	$10,502,693	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	15,410,000	15,531,739
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,643,151	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	11,522,000	15,237,845	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	16,060,000	16,638,369
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	7,600,000	8,629,762
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	14,140,000	16,367,050	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	10,440,000	10,426,950	(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,367,619
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	15,222,937	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,242,000	7,398,956	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	3,880,000	3,969,201
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	27,410,000	26,706,550	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	11,170,164
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,604,093
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,902,654
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,157,128
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	24,430,000	24,267,028
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	250,000	260,757
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	309,000	344,445
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	9,718,000	9,309,242
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	116,267	(a)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	25,360,000	25,824,570	(b)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	6,000,000	6,061,278
Nordea Bank AB, Senior Notes	3.700%	11/13/14	1,580,000	1,585,735	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,720,286	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,885,000	2,205,450	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	2,000,000	2,115,000	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,150,000	2,181,882
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	5,810,000	6,759,395
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,593,010
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	13,642,151
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	15,803,710
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,530,000	7,398,684
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	4,009,000	4,135,889
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	11,800,000	11,900,878	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,300,000	2,363,075	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	23,690,000	25,035,118	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,640,000	4,734,136	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,410,665	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	3,920,000	4,422,619
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/14	20,261,000	19,627,844	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	14,963,819
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	8,110,000	8,478,802
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,706,697
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	15,277,343
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	6,740,910
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,900,241
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	8,890,728
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,073,619
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	7,092,000	7,287,030

Total Banks				775,336,324

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Capital Markets - 1.7%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	$1,046,330
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	11/21/14	1,830,000	1,391,715	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	13,300,000	13,438,067
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	657,367
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	215,104
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	28,680,385
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,533,283
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,897,763
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,136,618
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,378,577
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	35,827,976
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,542,136
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,840,000	2,196,568
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	11/21/14	5,550,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	90,000	101,241
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	390,000	418,748
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,920,000	6,491,061
Morgan Stanley, Medium-Term Notes	0.684%	10/18/16	7,802,000	7,822,722	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	7,435,000	8,140,247
Morgan Stanley, Senior Notes	5.450%	1/9/17	3,990,000	4,333,886
Morgan Stanley, Senior Notes	4.750%	3/22/17	2,010,000	2,159,968
Morgan Stanley, Senior Notes	5.950%	12/28/17	4,700,000	5,264,056
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	28,931,000	31,485,463
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	9,854,000	9,442,389	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,673,000	3,711,335

Total Capital Markets				185,313,005

Consumer Finance - 0.7%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,380,000	3,895,450
American Express Co., Subordinated Debentures	6.800%	9/1/66	8,556,000	9,133,530	(c)
American Honda Finance Corp., Notes	1.000%	8/11/15	14,310,000	14,385,643	(a)
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	3,070,000	3,093,025
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	2,300,000	2,311,500
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,732,125
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	2,680,000	2,690,050
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	18,610,000	21,816,112
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000	67,275
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	47,180
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000	16,456,268

Total Consumer Finance				77,628,158

Diversified Financial Services - 1.5%
Bank of America Corp., Senior Notes	5.875%	1/5/21	15,920,000	18,259,938
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,690,000	6,759,402
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000	6,563,633
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	8,200,000	8,277,982
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,135,000	4,520,345
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,430,000	1,575,099
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	35,970,000	48,411,519
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	34,295,000	37,124,338	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,870,000	2,812,600	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - 1.5% (continued)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	26,120,000	$28,144,300	(a)
Voya Financial Inc., Senior Notes	2.900%	2/15/18	2,450,000	2,520,513

Total Diversified Financial Services				164,969,669

Insurance - 0.3%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	683,114
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	67,495
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	195,433
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	11,392,000	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,783,000	6,448,045
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,960,341
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	325,884
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	360,725	(a)

Total Insurance				26,433,037

Real Estate Investment Trusts (REITs) - 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	18,980,000	18,928,507	(a)

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,591,000	7,104,235

TOTAL FINANCIALS				1,255,712,935

HEALTH CARE - 1.6%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	3.625%	5/22/24	5,000,000	4,954,555
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000	2,176,539
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	12,169,000	12,429,891

Total Biotechnology				19,560,985

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,960,000	7,655,645
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,006,145

Total Health Care Equipment & Supplies				8,661,790

Health Care Providers & Services - 0.6%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,376,143
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	11,390,000	11,190,675
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.625%	7/31/19	2,370,000	2,494,899	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,730,000	2,893,800	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	242,000
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	4,200,000	4,431,000	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	14,485,400
HCA Inc., Notes	7.690%	6/15/25	723,000	795,300
HCA Inc., Senior Notes	5.875%	5/1/23	590,000	603,275
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,800,000	1,966,500
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	282,988
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,411,110
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,388,195
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	352,354
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,507,649
WellPoint Inc., Notes	5.875%	6/15/17	3,052,000	3,392,451
WellPoint Inc., Notes	7.000%	2/15/19	1,895,000	2,257,788
WellPoint Inc., Senior Notes	1.250%	9/10/15	3,210,000	3,228,843
WellPoint Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,198,880
WellPoint Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,215,367

Total Health Care Providers & Services				64,714,617

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,520,000	$4,654,886
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	1,350,000	1,481,746

Total Life Sciences Tools & Services				6,136,632

Pharmaceuticals - 0.7%
AbbVie Inc., Senior Notes	1.750%	11/6/17	17,500,000	17,440,343
AbbVie Inc., Senior Notes	2.900%	11/6/22	10,730,000	10,259,200
GlaxoSmithKline Capital Inc., Senior Bonds	6.375%	5/15/38	7,000,000	9,012,409
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,038,600
Merck and Co. Inc., Senior Notes	6.000%	9/15/17	340,000	385,414
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	4,150,000	4,222,069	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	4,675,000	5,463,602
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	5,259,000	6,094,676	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	660,000	670,827
Wyeth, Notes	5.950%	4/1/37	6,358,000	7,793,516
Zoetis Inc., Senior Notes	3.250%	2/1/23	2,340,000	2,288,408

Total Pharmaceuticals				73,669,064

TOTAL HEALTH CARE				172,743,088

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	9,722,835
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,584,149
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,636,001

Total Aerospace & Defense				17,942,985

Airlines - 0.4%
Air 2 US, Notes	8.027%	10/1/19	4,264,482	4,562,996	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	11,358,594	13,232,762
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	5,957,465	6,687,255
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,742,020
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	30,199	32,047
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	180,014	194,415
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,868,589	10,954,134
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	1,478,595	1,670,812

Total Airlines				43,076,441

Building Products - 0.1%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	105,000	109,988	(a)
Masco Corp., Senior Notes	6.125%	10/3/16	8,270,000	8,824,090

Total Building Products				8,934,078

Commercial Services & Supplies - 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,000,000	2,140,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	7,130,000	6,951,750	(a)
Waste Management Inc., Senior Notes	7.125%	12/15/17	500,000	581,467
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,611,726
Waste Management Inc., Senior Notes	3.500%	5/15/24	5,040,000	5,024,436
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,694,202
West Corp., Senior Notes	5.375%	7/15/22	6,920,000	6,383,700	(a)

Total Commercial Services & Supplies				25,387,281

Electrical Equipment - 0.3%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,404,251
Eaton Corp., Senior Notes	1.500%	11/2/17	3,900,000	3,883,207
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	24,292,112
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,280,553

Total Electrical Equipment				35,860,123

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	6,700,000	$6,729,011
General Electric Co., Senior Notes	4.500%	3/11/44	2,660,000	2,757,742
United Technologies Corp., Senior Notes	4.500%	6/1/42	7,330,000	7,669,943

Total Industrial Conglomerates				17,156,696

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	5,268,000	5,310,745
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,409,645

Total Machinery				7,720,390

Road & Rail - 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	7,450,000	7,599,000	(a)

Trading Companies & Distributors - 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000	8,293,500	(a)

TOTAL INDUSTRIALS				171,970,494

INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,360,000	1,551,092

Software - 0.2%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	5,040,000	5,241,600	(a)
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,656,283

Total Software				20,897,883

TOTAL INFORMATION TECHNOLOGY				22,448,975

MATERIALS - 2.8%
Chemicals - 0.2%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	6,260,000	6,009,600
Ecolab Inc., Senior Notes	4.350%	12/8/21	2,650,000	2,870,949
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	5,730,000	5,758,650
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,969,480
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,751,720
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,123,058
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	367,103

Total Chemicals				23,850,560

Containers & Packaging - 0.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.234%	12/15/19	4,710,000	4,556,925	(a)(c)
Ball Corp., Senior Notes	5.750%	5/15/21	6,040,000	6,258,950
Ball Corp., Senior Notes	5.000%	3/15/22	994,000	998,970
Ball Corp., Senior Notes	4.000%	11/15/23	190,000	176,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	4,550,000	4,714,938
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	5,165,000	5,449,075
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	2,855,000	2,902,641
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	2,250,000	2,284,058

Total Containers & Packaging				27,342,257

Metals & Mining - 2.2%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,305,000	8,483,815
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	4,330,000	4,165,339
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	11,290,000	10,848,505

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 2.2% (continued)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	8,269,000	$8,374,438
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,420,000	24,129,661
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	3,080,000	3,143,402
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	8,370,301
Cliffs Natural Resources Inc., Senior Notes	5.200%	1/15/18	7,160,000	6,157,600
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	4,598,000	3,563,450
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	180,000	181,350	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	150,000	154,125	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,880,000	2,977,200	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	3,480,000	3,540,900	(a)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	330,000	330,838
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	9,760,000	9,683,511
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,453,000	2,839,801
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,499,773
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,601,714
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,855,000	2,375,480
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	12,460,000	12,907,924
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,340,000	3,573,068
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	4,990,000	5,176,561
Southern Copper Corp., Senior Notes	5.250%	11/8/42	22,390,000	21,155,415
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	600,000	630,000
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	7,433,000	7,851,106
Vale Overseas Ltd., Notes	6.875%	11/21/36	16,044,000	18,089,610
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	32,397,000	32,634,470
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	3,000,000	3,267,270	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	13,920,000	14,075,584	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	11,790,000	11,986,716	(a)

Total Metals & Mining				237,768,927

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	7,330,000	7,415,079

TOTAL MATERIALS				296,376,823

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	2,388,798
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,580,884
AT&T Inc., Senior Notes	3.875%	8/15/21	9,435,000	9,889,512
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,491,665
AT&T Inc., Senior Notes	3.900%	3/11/24	2,580,000	2,623,261
AT&T Inc., Senior Notes	4.350%	6/15/45	11,178,000	10,274,281
British Telecommunications PLC, Bonds	9.625%	12/15/30	5,310,000	8,338,160
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,000,000	1,025,000
CenturyTel Inc., Senior Notes	6.000%	4/1/17	8,270,000	8,894,385
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	10,121,000	10,813,782
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	5,777,000	5,517,035
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,000,000	3,202,500
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,588,453
Qwest Corp., Senior Notes	7.500%	10/1/14	2,870,000	2,870,000
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	570,000	644,100
Telefonica Emisiones SAU, Senior Notes	6.421%	6/20/16	610,000	662,950
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	624,775
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,674,935
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,929,746
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	7,755,000	8,278,463	(a)
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	1,848,000	2,149,292
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	7,844,000	7,961,064
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	1,560,000	1,447,908

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - 2.2% (continued)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	50,125,000	$55,506,871
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	5,560,000	5,740,967
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	14,466,000	17,622,742
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	20,728,000	25,897,397
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	21,248,000	21,308,153	(a)
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	11,365,000	11,418,950	(a)

Total Diversified Telecommunication Services				241,366,029

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	7,162,891
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	8,180,000	8,951,456
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	133,650
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	93,667
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,320,000	1,260,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,231,000	2,434,579
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	13,050,000	15,072,750	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	4,690,000	4,971,400	(a)

Total Wireless Telecommunication Services				40,080,993

TOTAL TELECOMMUNICATION SERVICES				281,447,022

UTILITIES - 1.4%
Electric Utilities - 1.0%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	160,000	198,007
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	2,025,000	2,618,351
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,530,484
Duke Energy Progress Inc., Secured Bonds	2.800%	5/15/22	400,000	397,066
Exelon Corp., Bonds	5.625%	6/15/35	426,000	478,718
FirstEnergy Corp., Notes	7.375%	11/15/31	37,356,000	44,161,740
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	4,290,000	4,307,083
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	18,392,219
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	5,950,000	7,334,048
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	3,663,305
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	12,715,540
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,673,694
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	8,626,989

Total Electric Utilities				112,097,244

Gas Utilities - 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	55,197	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,413,000	11,960,459

Total Gas Utilities				12,015,656

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp., Senior Notes	7.750%	10/15/15	517,000	545,435
AES Corp., Senior Notes	8.000%	6/1/20	2,079,000	2,385,653
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,527,000	1,664,430	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	780,000	807,300	(a)

Total Independent Power and Renewable Electricity Producers				5,402,818

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	$13,110,852
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	180,000	226,505
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,823,327

Total Multi-Utilities				18,160,684

TOTAL UTILITIES				147,676,402

TOTAL CORPORATE BONDS & NOTES (Cost - $3,383,081,038)				3,555,143,402

ASSET-BACKED SECURITIES - 4.4%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	3,469,621	3,569,664	(a)
Access Group Inc., 2005-B B2	0.734%	7/25/35	2,047,390	1,842,651	(c)
ACE Securities Corp., 2006-GP1 A	0.415%	2/25/31	62,818	59,428	(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.855%	6/25/30	220,986	191,397	(c)
Airspeed Ltd., 2007-1A G1W	0.424%	4/15/24	19,904,367	16,719,668	(a)(c)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.505%	2/25/33	955,852	903,794	(c)
Argent Securities Inc., 2005-W5 A2D	0.475%	1/25/36	16,566,809	11,253,667	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	5,900,000	5,905,481	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	5,700,000	5,650,233	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,870,000	2,924,277	(a)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A A	2.460%	7/20/20	12,260,000	12,254,888	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.725%	9/25/34	56,775	55,397	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.628%	9/25/34	3,531,836	3,366,119	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.435%	2/25/36	264,339	261,917	(c)
Brazos Student Loan Finance Corp., 2009-1 AS	2.734%	12/27/39	7,100,000	7,862,703	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.775%	1/25/33	229,463	222,409	(c)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.070%	11/25/34	165,876	158,865	(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	362,999	369,298
Countrywide Asset-Backed Certificates, 2002-BC1	0.815%	4/25/32	88,429	59,831	(c)
Countrywide Asset-Backed Certificates, 2003-1	0.835%	6/25/33	127,617	111,025	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.775%	9/25/33	470,971	446,782	(c)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	258,182	257,632	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.495%	12/25/36	130,897	77,493	(a)(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.444%	2/15/34	155,219	140,976	(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.294%	7/15/36	134,738	113,786	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,182,661	1,040,860	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.294%	1/15/37	13,772,405	12,668,464	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.304%	2/15/37	12,488,449	11,224,805	(c)
Education Funding Capital Trust, 2004-1 A4	1.650%	6/15/43	4,600,000	4,548,144	(c)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.505%	3/25/36	200,000	206,667	(a)(c)
EMC Mortgage Loan Trust, 2002-B A1	0.805%	2/25/41	212,887	206,753	(a)(c)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.355%	5/25/28	226,934	212,893	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.395%	10/25/34	19,235,102	17,908,094	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.365%	11/25/36	114,826	98,264	(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	7,039	728
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	26,397	26,499
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	246,478	7,496	(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	30,378	30,250
Greenpoint Manufactured Housing, 1999-2 A2	2.911%	3/18/29	6,400,000	5,840,193	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.527%	6/19/29	2,775,000	2,414,250	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.656%	2/20/30	2,625,000	2,283,750	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	3,825,000	3,508,454	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	6,225,000	5,629,292	(c)
GSAA Home Equity Trust, 2005-6 A3	0.525%	6/25/35	7,996,119	7,617,863	(c)
GSAA Home Equity Trust, 2007-6 A4	0.455%	5/25/47	17,522,953	12,484,754	(c)
GSRPM Mortgage Loan Trust, 2007-1 A	0.555%	10/25/46	10,159,772	8,436,329	(a)(c)

Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	9,350,000	9,211,218	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T5 AT5	1.979%	8/15/46	9,310,000	9,351,895	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 4.4% (continued)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 B7	2.229%	11/15/46	5,000,000	$4,988,500	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.675%	3/25/31	51,492	43,020	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.415%	6/25/36	427,423	101,197	(c)
Lehman XS Trust, 2005-5N 3A1A	0.455%	11/25/35	4,266,430	3,806,658	(c)
Lehman XS Trust, 2006-2N 1A1	0.415%	2/25/46	24,005,656	17,957,143	(c)
Lehman XS Trust, 2006-4N A2A	0.375%	4/25/46	3,766,535	2,727,099	(c)
Lehman XS Trust, 2007-6 3A6	5.177%	5/25/37	60,964,646	48,554,805	(c)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.455%	11/25/34	10,199,714	10,098,838	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.315%	10/25/36	4,929,631	2,422,396	(c)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.175%	10/25/33	816,431	763,275	(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.425%	3/26/29	11,250,000	10,268,786	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.005%	3/25/38	72,180,000	48,959,665	(c)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	392,195	(c)
Northstar Education Finance Inc., 2007-1 A6	1.448%	1/29/46	12,175,000	11,464,735	(c)
Northstar Education Finance Inc., Student Loan Asset Backed Note	1.629%	1/29/46	6,475,000	6,097,384	(c)
Novastar Home Equity Loan, 2003-3 A2C	1.215%	12/25/33	93,925	88,096	(c)
Option One Mortgage Loan Trust, 2002-6 A2	0.955%	11/25/32	776,783	724,159	(c)
Origen Manufactured Housing, 2006-A A2	2.359%	10/15/37	27,355,396	24,563,107	(c)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	22,665,311	20,114,359	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	861,626	905,626
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,234,997	1,323,731
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	1.955%	7/25/35	9,304,593	8,691,811	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,185,875	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.695%	8/25/31	140,794	95,105	(c)
RAAC, 2007-RP2 M1	1.130%	2/25/46	10,000,000	7,005,510	(a)(c)
RAAC, 2007-RP3 A	0.535%	10/25/46	6,793,984	6,018,261	(a)(c)
Renaissance Home Equity Loan Trust, 2003-1 A	1.015%	6/25/33	27,691	26,130	(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.655%	12/25/33	273,508	265,283	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.775%	3/25/34	8,717,418	8,423,519	(c)
Renaissance Home Equity Loan Trust, 2005-1	0.485%	5/25/35	1,286,055	1,112,243	(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	16,500,000	12,394,206
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.815%	5/25/33	431,308	382,280	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.280%	8/25/33	2,897,450	2,571,426	(c)
Residential Funding Mortgage Securities II, 2003-HS3	0.445%	8/25/33	33,862	31,176	(c)
Residential Funding Securities Corp., 2002-RP2 A1	1.655%	10/25/32	2,745,531	2,520,504	(a)(c)
SACO I Trust, 2006-3 A3	0.615%	4/25/36	930,705	1,330,953	(c)
SACO I Trust, 2006-5 1A	0.455%	4/25/36	78,238	126,632	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.280%	12/25/32	1,042,198	970,912	(c)
Saxon Asset Securities Trust, 2003-3 M1	1.130%	12/25/33	6,905,158	6,507,483	(c)
Saxon Asset Securities Trust, 2005-1 M1	0.845%	5/25/35	679,280	638,337	(c)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	9,323,361	9,230,128	(a)(e)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.495%	7/25/29	7,132	6,455	(c)
Structured Asset Securities Corp., 2005-SC1 1A2	7.901%	5/25/31	371,773	329,466	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.375%	2/25/36	1,153,945	69,781	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	282	282

TOTAL ASSET-BACKED SECURITIES (Cost - $453,814,683)				476,035,828

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1%
ACRE Commercial Mortgage Trust	3.156%	6/15/30	1,901,000	$1,908,298	(a)(c)
ACRE Commercial Mortgage Trust	4.556%	6/15/30	3,656,000	3,688,637	(a)(c)
American Home Mortgage Assets, 2006-3 3A12	0.345%	10/25/46	9,653,365	6,965,771	(c)
Banc of America Alternative Loan Trust, 2004-11 2CB1	6.000%	12/25/34	14,382,507	14,334,268
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	1,600,000	1,714,550
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.791%	4/10/49	3,070,000	3,030,072	(c)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	50,730	52,962
Banc of America Funding Corp., 2004-B 3A2	2.851%	12/20/34	157,078	92,600	(c)
Banc of America Funding Corp., 2005-F 2A1	2.724%	9/20/35	9,628,449	7,378,011	(c)
Banc of America Mortgage Securities Inc., 2004-K 4A1	4.935%	12/25/34	77,263	75,555	(c)
BCAP LLC Trust, 2009-RR4 8A2	2.783%	9/26/35	4,368,203	3,373,231	(a)(c)
BCAP LLC Trust, 2010-RR06 4A13	2.769%	9/26/35	3,579,701	2,727,485	(a)(c)
Bear Stearns ARM Trust, 2005-12 11A1	2.973%	2/25/36	302,464	238,470	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.490%	12/25/35	1,329,813	1,514,643	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2	32.914%	7/25/36	8,657,432	13,360,530	(c)
Bear Stearns Asset-Backed Securities Trust, 2007-AC4 A2	24.659%	2/25/37	28,787	33,632	(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW17 AJ	6.084%	6/11/50	4,100,000	4,150,569	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1	0.325%	3/25/37	40,848,260	34,593,983	(c)
BLCP Hotel Trust, 2014-CLMZ M	5.881%	8/15/29	8,300,000	8,256,848	(a)
CD Commercial Mortgage Trust, 2006-CD2 AJ	5.566%	1/15/46	9,640,000	9,029,740	(c)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.527%	1/15/46	2,500,000	2,626,580	(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	5,640,000	5,412,398
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	8,100,000	6,709,319	(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.355%	10/25/36	839,480	749,419	(a)(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	4,520,000	4,364,648
Citigroup Commercial Mortgage Trust, 2008-C7 AJA	6.339%	12/10/49	2,160,000	2,129,363	(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	1.748%	8/25/35	136,293	105,831	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.819%	12/25/35	175,150	153,763	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.555%	5/25/35	367,169	365,606	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.395%	11/25/36	37,346,000	33,323,761	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.395%	11/25/36	8,292,694	7,180,718	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	5,445,000	5,907,335	(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	18,720,290	18,699,042
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	960,000	939,738
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	3,413,000	3,583,776
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,566,595	(c)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.255%	10/10/46	730,000	774,386	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,763,000	$1,780,551	(a)
Commercial Mortgage Pass-Through Certificates, 2014-SAVA D	3.254%	6/15/34	14,221,000	14,226,233	(a)(c)
Connecticut Avenue Securities, 2014-C03 1M2	3.155%	7/25/24	82,960,000	78,434,947	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	8,688,837	9,309,742
Countrywide Alternative Loan Trust, 2004-33 2A1	2.727%	12/25/34	25,119	25,273	(c)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.485%	10/25/35	12,565,570	10,582,472	(c)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.455%	12/25/35	9,850,047	8,393,924	(c)
Countrywide Alternative Loan Trust, 2006-006CB 1A4	5.500%	5/25/36	13,203,505	12,210,311
Countrywide Alternative Loan Trust, 2006-041CB 2A12	6.000%	1/25/37	30,908,705	27,245,405
Countrywide Alternative Loan Trust, 2006-043CB 1A10	6.000%	2/25/37	10,930,436	9,485,148
Countrywide Alternative Loan Trust, 2006-0A01 2A1	0.364%	3/20/46	174,686	137,344	(c)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.384%	5/20/46	3,898,724	2,848,271	(c)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.354%	7/20/46	362,283	249,870	(c)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.345%	8/25/46	416,453	320,295	(c)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.349%	12/20/46	1,802,429	1,391,769	(c)
Countrywide Alternative Loan Trust, 2007-8CB A4	38.073%	5/25/37	2,217,763	3,945,605	(c)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.408%	3/20/36	94,755	86,185	(c)
Countrywide Home Loans, 2006-0A5 1A1	0.355%	4/25/46	2,882,707	2,406,700	(c)
Countrywide Home Loans, 2006-R1 AF2	0.525%	1/25/36	5,571,425	4,864,266	(a)(c)
Countrywide Home Loans, 2006-R2 AS, IO	5.647%	7/25/36	42,194,684	5,714,426	(a)(c)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.470%	5/20/36	486,983	446,378	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.999%	6/15/38	8,920,000	9,126,748	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.749%	1/15/49	3,450,000	3,438,104	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.615%	1/15/49	10,048,000	10,878,939	(c)
Credit Suisse Mortgage Trust, 2013-11R 2A3	24.749%	5/27/34	11,939,745	16,752,417	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA A2	3.953%	9/15/37	18,590,000	19,217,413	(a)(e)
Credit Suisse Mortgage Trust, 2014-USA B	4.185%	9/15/37	10,390,000	10,714,688	(a)(e)
Credit Suisse Mortgage Trust, 2014-USA D	4.373%	9/15/37	10,650,000	10,476,938	(a)(e)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	13,370,000	12,120,734	(a)(e)
DBUBS Mortgage Trust, 2011-LC3A XA, IO	1.552%	8/10/44	761,178	18,603	(a)(c)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.605%	6/25/34	99,263	91,746	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.973%	9/19/44	173,985	169,834	(c)
Equity Mortgage Trust, 2014-INNS D	2.506%	5/8/31	8,710,000	8,710,366	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 283 IO, IO	3.500%	10/15/27	946,274	137,284
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	25,820,166	28,143,671
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.136%	11/15/36	3,520,692	422,951	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.346%	7/15/37	1,591,175	266,678	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.876%	9/15/37	4,498,999	536,173	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.076%	1/15/40	7,742,515	$1,045,944	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	12,673,330
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	35,411,820	39,256,977
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	27,950,934	29,361,282
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	31,241,002	35,164,903
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.796%	10/15/41	23,444,376	4,332,146	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.446%	11/15/41	12,483,904	2,333,167	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.896%	8/15/39	8,598,226	991,393	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.896%	7/15/42	2,332,748	466,270	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	11,795,124	1,632,687
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.896%	8/15/42	3,409,267	764,738	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	9,547,987	1,659,208
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.996%	11/15/42	2,665,954	609,171	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.996%	11/15/42	2,630,682	550,560	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.996%	11/15/42	4,354,008	913,527	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4146 DI, IO	3.000%	12/15/31	7,032,630	999,963
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.046%	5/15/39	8,042,919	1,579,616	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.096%	9/15/42	6,281,640	1,139,814	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	11,175,194	1,388,511
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	24,117,244	27,068,158
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.824%	7/25/21	47,138,363	4,296,897	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.360%	4/25/20	77,828,705	3,796,017	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.814%	6/25/20	11,079,178	792,283	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.724%	10/25/21	27,398,563	2,423,512	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.585%	12/25/21	21,981,631	1,790,118	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	1.021%	9/25/22	18,993,771	1,071,591	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.366%	6/25/21	39,817,749	2,723,056	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.446%	11/25/36	9,809,080	$2,186,925	(c)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.326%	4/25/40	6,514,908	964,565	(c)
Federal National Mortgage Association (FNMA), 2010-075 PU PAC	4.500%	4/25/39	13,908,535	14,289,893
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.426%	9/25/40	6,088,354	1,127,690	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,588,293
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.376%	12/25/40	872,267	122,080	(c)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,186,528	1,356,547
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.486%	7/25/41	4,771,476	762,010	(c)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.546%	10/25/26	3,848,460	664,483	(c)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.446%	10/25/40	4,255,895	742,977	(c)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	8,293,747	9,304,481
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	11,953,102	13,289,148
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	23,843,992	26,940,563
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	3,062,576	349,349
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.496%	2/25/41	4,407,044	777,676	(c)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	11,313,515	1,384,795
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	1,116,112	1,015,726
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.496%	3/25/42	13,422,454	2,357,265	(c)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	708,489	644,765
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.796%	7/25/42	24,495,869	5,122,978	(c)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.446%	7/25/42	2,089,277	414,839	(c)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	11,208,377	1,363,847
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.946%	9/25/42	5,751,793	1,224,303	(c)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	4,173,298	496,985
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.996%	11/25/42	6,433,570	1,416,659	(c)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.996%	11/25/42	5,074,132	1,087,872	(c)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.996%	11/25/42	7,655,171	1,691,003	(c)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.996%	12/25/42	8,584,608	1,929,687	(c)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.996%	12/25/42	2,687,956	612,048	(c)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.996%	12/25/42	7,439,411	1,516,421	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	12,783,461	$1,562,533
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.387%	2/25/17	90,100,093	7,015,554	(c)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	19,929,781	22,546,501
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	48,400,077	53,691,754
Federal National Mortgage Association (FNMA), 2013-009 SA, IO	5.996%	3/25/42	14,601,497	2,636,607	(c)
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	11,701,703	1,492,694
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.946%	7/25/43	5,848,906	1,286,897	(c)
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	16,430,771	13,726,841
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.867%	8/25/44	48,998,049	3,543,142	(c)
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	2,445,814	491,516
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	4,047,652	732,954
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	1,616,619	261,511
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	847,999	136,452	(c)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	766,598	128,575	(c)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	1,040,893	154,186
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	4,768,884	813,332
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	14,114,554	1,466,418
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	646,239	74,938
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	7,683,940	1,674,813
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	12,215,169	2,476,363
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	5,294,976	1,071,291
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.525%	2/25/37	165,201	101,274	(c)
Government National Mortgage Association (GNMA), 2006-016 GS, IO	6.837%	4/20/36	1,600,138	238,633	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.347%	3/20/39	3,252,539	423,324	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.327%	4/20/40	1,668,968	277,200	(c)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,716,159
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.396%	4/16/34	764,988	30,064	(c)
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	14,600,000	15,592,625
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.497%	1/20/40	1,060,382	190,223	(c)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	40,000,000	42,760,240

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	6,335,871	$390,760
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	33,607,290
Government National Mortgage Association (GNMA), 2010-118, IO	0.865%	4/16/53	11,524,504	481,183	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.155%	5/20/60	1,094,850	1,118,450	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	2,741,889	2,733,266	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.536%	12/20/60	512,272	511,054	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.556%	12/20/60	12,634,940	12,622,457	(c)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,900,000	23,914,121
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	1,095,711	107,603
Government National Mortgage Association (GNMA), 2011-H06 FA	0.606%	2/20/61	3,479,841	3,483,756	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.636%	3/20/61	11,984,261	12,009,021	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.656%	3/20/61	10,016,812	10,045,410	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	14,558,951	2,078,207
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	7,013,053	632,466
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.946%	8/16/42	9,557,378	1,524,526	(c)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.827%	8/16/52	30,443,977	1,996,881	(c)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.547%	6/20/43	16,615,666	3,355,700	(c)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	11,786,324	12,069,667	(c)
Government National Mortgage Association (GNMA), 2013-154 AB	2.900%	2/16/44	27,585,879	28,280,960	(c)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	5,926,572	6,048,873
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.944%	6/16/55	31,885,037	2,007,896	(c)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	5,549,942	5,553,588
Government National Mortgage Association (GNMA), 2014-089 IO, IO	1.038%	1/16/57	106,176,909	10,008,554	(c)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC	5.447%	8/20/44	1,186,654	195,324	(c)
GreenPoint Mortgage Funding Trust, 2005-AR4 1A2A	0.475%	10/25/45	4,294,068	3,264,857	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.000%	11/25/46	3,126,379	2,938,796	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.385%	4/25/36	2,000,202	1,509,804	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.014%	7/10/38	3,065,000	3,273,659	(c)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.865%	8/10/44	297,183	18,470	(a)(c)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	5,462,000	5,944,022	(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.505%	3/25/35	10,736,165	9,390,419	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.505%	9/25/35	24,526,406	20,964,706	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.677%	11/25/35	1,639,142	$1,491,745	(c)
HarborView Mortgage Loan Trust, 2005-3	0.393%	6/19/35	9,497,393	8,335,871	(c)
HarborView Mortgage Loan Trust, 2005-7 1A1	2.518%	6/19/45	3,768,983	2,484,649	(c)
HarborView Mortgage Loan Trust, 2006-02	2.695%	2/25/36	2,257,324	1,817,010	(c)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.353%	9/19/46	2,441,266	1,891,371	(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.333%	11/19/46	411,508	325,917	(c)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.373%	7/19/47	494,212	433,714	(c)
Homebanc Mortgage Trust, 2005-1 A1	0.405%	3/25/35	8,918,967	8,021,933	(c)
IMPAC CMB Trust, 2003-4 1A1	0.795%	10/25/33	43,685	43,331	(c)
IMPAC CMB Trust, 2005-7 A1	0.415%	11/25/35	6,233,524	5,080,322	(c)
IMPAC CMB Trust, 2007-A A	0.405%	5/25/37	10,608,358	10,420,505	(c)
IMPAC Secured Assets Corp., 2005-1 5A1	0.425%	7/25/35	39,583	28,341	(c)
IMPAC Secured Assets Corp., 2006-2 2A1	0.505%	8/25/36	1,341,103	1,322,338	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.477%	3/25/35	178,438	178,081	(c)
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B	0.365%	4/25/46	9,489,319	7,606,752	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.355%	6/25/47	371,059	286,615	(c)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.275%	7/25/36	131,544	101,805	(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.375%	8/25/37	408,523	339,128	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.461%	7/25/35	546	400	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.466%	8/25/35	351,358	284,158	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.251%	11/15/45	3,120,000	3,319,062	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.050%	1/15/47	1,602,000	1,717,974	(c)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	45,182,010	41,397,023	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	6.082%	2/12/51	4,115,000	4,569,045	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C5 A3	4.171%	8/15/46	558,000	598,810
JPMorgan Chase Commercial Mortgage Securities Corp., 2014-INMZ M	6.379%	6/15/29	3,910,000	3,950,883	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	9,770,000	10,040,756
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.058%	4/15/45	5,815,000	5,871,132	(c)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	6.101%	7/15/44	4,670,000	5,148,544	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.557%	6/15/36	817,697	2,027	(a)(c)(f)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.332%	7/15/40	11,968,000	12,393,869	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.370%	9/15/45	3,550,000	3,991,769	(c)
Luminent Mortgage Trust, 2006-4 A1A	0.345%	5/25/46	319,753	259,459	(c)
Luminent Mortgage Trust, 2006-7 2A1	0.325%	12/25/36	2,735,502	2,213,666	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-06 5A1	2.612%	7/25/34	1,047,658	1,041,114	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.178%	12/25/34	17,277	16,676	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.365%	4/25/46	306,433	234,975	(c)
MASTR ARM Trust, 2004-4 3A1	2.171%	5/25/34	882,846	876,342	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	2,498,290	2,544,625	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	3,957,326	4,058,816	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.505%	5/25/35	3,984,601	3,286,650	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.515%	7/25/35	37,856,423	$32,878,758	(a)(c)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	10,650,000	10,839,740	(c)
Merrill Lynch Mortgage Trust, 2007-C1 A4	6.028%	6/12/50	3,110,000	3,412,183	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.079%	8/12/49	920,000	1,007,727	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	7,834,899	7,539,320	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	12,794,000	12,454,319	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	2.462%	2/25/36	355,478	339,225	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.021%	8/15/45	29,796,422	2,576,735	(a)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 AS	3.476%	11/15/45	2,740,000	2,748,456
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,283,000	1,257,897
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.218%	7/15/46	110,000	116,666	(c)
Morgan Stanley Capital I Trust, 2007-IQ14 A4	5.692%	4/15/49	4,395,000	4,773,972	(c)
Morgan Stanley Capital I Trust, 2007-IQ15 A4	6.105%	6/11/49	155,678	170,992	(c)
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A	2.462%	7/25/34	77,325	77,702	(c)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.429%	10/25/34	5,534	5,485	(c)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.586%	11/25/34	2,775,916	2,697,505	(c)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.517%	7/25/35	4,066,667	3,734,981	(c)
Mortgage IT Trust, 2005-2 1A1	0.415%	5/25/35	57,830	55,493	(c)
Mortgage IT Trust, 2005-3 A1	0.455%	8/25/35	110,323	104,801	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	222,188	208,182
PFP III, 2014-1 D	4.254%	6/14/31	1,550,000	1,561,899	(a)(c)
Prime Mortgage Trust, 2005-2 2A1	6.789%	10/25/32	346,051	375,517	(c)
Prime Mortgage Trust, 2006-1 3A2	6.996%	6/25/36	23,172,956	5,183,674	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	46,391,333	46,695,892	(a)
RBSCF Trust, 2013-GSP A	3.961%	1/13/32	6,728,000	6,985,131	(a)(c)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.605%	1/25/37	18,611,878	13,012,904	(c)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.425%	2/25/46	10,188,933	6,862,216	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.365%	4/25/46	17,780,788	8,815,128	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.415%	4/25/46	4,400,692	2,211,115	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.485%	4/25/46	6,161,521	3,058,283	(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	7.006%	9/25/36	38,412,286	8,613,801	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	5,262,890	4,297,749
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	112,520	126,504
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	921,181	901,568
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	222,536	211,137
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	226,105	231,589
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	0.555%	5/25/34	33,129	30,934	(c)
Residential Asset Securitization Trust, 2007-A3 2A2, IO	6.536%	4/25/37	61,238,912	16,698,259	(c)
Sequoia Mortgage Trust, 2007-3 1A1	0.354%	7/20/36	337,430	316,380	(c)
Structured ARM Loan Trust, 2004-08 1A1	2.454%	7/25/34	3,461	3,521	(c)
Structured ARM Loan Trust, 2004-09XS A	0.525%	7/25/34	85,538	81,618	(c)
Structured ARM Loan Trust, 2004-16 2A	2.433%	11/25/34	11,388,389	11,326,413	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Structured ARM Loan Trust, 2004-16 5A2	2.713%	11/25/34	9,421,933	$9,309,398	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.455%	10/25/35	956,633	892,658	(c)
Structured ARM Loan Trust, 2006-4 5A1	4.936%	5/25/36	18,275,741	16,090,164	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.893%	10/19/33	333,757	316,107	(c)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.365%	4/25/36	2,975,245	2,208,227	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.335%	7/25/46	278,471	226,194	(c)
Structured Asset Securities Corp., 2002-9 A2	0.755%	10/25/27	57,561	56,549	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.505%	3/25/35	71,128	59,761	(a)(c)
Thornburg Mortgage Securities Trust, 2004-01	1.561%	3/25/44	22,151	22,158	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.895%	9/25/44	528,596	516,163	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	2.456%	9/25/37	7,958,376	7,901,004	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.036%	9/25/37	9,754,841	10,133,748	(c)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	810,000	798,890	(a)
UBS Barclays Commercial Mortgage Trust, 2012-C4 XA, IO	2.009%	12/10/45	30,210,127	3,174,329	(a)(c)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.405%	12/26/36	1,110,529	1,023,417	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	4,557,000	4,633,184	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C28 AJ	5.632%	10/15/48	8,883,000	9,085,053	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	4,299,000	4,600,171
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.354%	12/15/43	2,125,000	2,063,180	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	7,631,290	7,882,855	(c)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.437%	2/25/33	84,463	83,751	(c)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.407%	9/25/33	26,573	27,517	(c)
Washington Mutual Inc., 2005-AR15 A1A1	0.415%	11/25/45	10,172,639	9,562,128	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates	1.037%	9/25/46	64,275,581	51,790,306	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.385%	4/25/45	5,679,180	5,416,143	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.425%	7/25/45	5,257,387	4,980,107	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.475%	8/25/45	499,000	476,890	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.445%	10/25/45	12,870,124	12,299,128	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.425%	12/25/45	13,580,355	13,003,814	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.091%	9/25/36	379,694	335,846	(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.306%	3/25/37	39,926,212	5,789,021	(c)(f)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.585%	6/25/37	16,111,756	11,730,261	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.438%	7/15/46	450,000	465,237	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.550%	8/27/35	209,337	210,755	(a)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A2	2.613%	11/25/34	114,163	114,775	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.610%	4/25/36	875	858	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1% (continued)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.615%	4/25/36	3,796,673	$3,660,259	(c)
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.276%	2/15/44	935,873	30,130	(a)(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.733%	6/15/45	212,608	19,145	(a)(c)
WF-RBS Commercial Mortgage Trust, 2013-C14 D	4.135%	6/15/46	3,000,000	2,731,083	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.494%	3/15/47	53,902,910	4,343,389	(c)
WF-RBS Commercial Mortgage Trust, 2014-C23 D	3.993%	10/15/57	13,570,000	11,534,079	(a)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,839,894,715)				1,841,634,013

MORTGAGE-BACKED SECURITIES - 22.6%
FHLMC - 1.9%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	1/1/15-11/1/36	481,201	509,661
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	339,501	390,360
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	7/1/20-12/1/38	13,402,552	14,919,292
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/27	5,738,708	5,797,075
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	9,760,320	11,090,233
Federal Home Loan Mortgage Corp. (FHLMC)	2.226%	8/1/35	1,970,431	2,107,356	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.091%	9/1/35	277,971	293,970	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.308%	9/1/35	1,337,327	1,426,219	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.340%	10/1/35	1,268,052	1,353,485	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.348%	12/1/35	1,528,294	1,631,689	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.545%	1/1/36	167,502	178,654	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	1.790%	2/1/37	47,876	50,244	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	2/1/37	43,398	45,783	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	1.836%	5/1/37	155,534	163,045	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.047%	5/1/37	2,269,981	2,402,295	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.495%	5/1/37	112,745	120,142	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.690%	5/1/37	1,121,192	1,205,736	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.275%	6/1/37	141,324	149,165	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	6/1/37	492,853	529,482	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.240%	7/1/37	1,950,755	2,073,367	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.425%	8/1/37	2,039,225	2,163,064	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	27,144,972	30,025,850
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	24,191,614	25,598,492
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	4/1/16-1/1/32	109,012	119,908
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	129,767	135,690
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	41,784,868	44,265,815
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	2/1/32-5/1/43	30,541,840	31,625,357
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	41,661	46,453
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	2,166,452	2,396,753
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	2/1/43	9,248,038	9,143,560
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/14/44	9,600,000	9,798,374	(h)

Total FHLMC				201,756,569

FNMA - 16.7%
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	14,469,403	16,139,401
Federal National Mortgage Association (FNMA)	6.500%	6/1/17-5/1/40	41,872,283	47,387,354
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	219	239

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 16.7% (continued)
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	26,090,284	$29,538,668
Federal National Mortgage Association (FNMA)	4.500%	1/1/27-4/1/44	218,272,402	237,265,358
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	23,957,195	23,662,281
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	12,955,519	14,791,938
Federal National Mortgage Association (FNMA)	3.000%	10/20/29	205,200,000	211,356,000	(h)
Federal National Mortgage Association (FNMA)	3.500%	10/20/29-11/13/44	268,900,000	276,917,546	(h)
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	6,011	7,077
Federal National Mortgage Association (FNMA)	3.500%	11/1/31-5/1/43	155,075,753	160,174,792
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/42	87,687,611	96,991,865
Federal National Mortgage Association (FNMA)	2.390%	5/1/35	1,045,630	1,119,769	(c)
Federal National Mortgage Association (FNMA)	2.122%	6/1/35	521,837	558,515	(c)
Federal National Mortgage Association (FNMA)	2.597%	6/1/35	3,486,391	3,756,616	(c)
Federal National Mortgage Association (FNMA)	2.128%	8/1/35	530,808	568,522	(c)
Federal National Mortgage Association (FNMA)	2.265%	9/1/35	1,062,160	1,133,026	(c)
Federal National Mortgage Association (FNMA)	2.387%	9/1/35	1,723,020	1,848,434	(c)
Federal National Mortgage Association (FNMA)	2.205%	10/1/35	812,009	870,464	(c)
Federal National Mortgage Association (FNMA)	2.222%	10/1/35	519,133	558,412	(c)
Federal National Mortgage Association (FNMA)	2.362%	10/1/35	783,088	850,322	(c)
Federal National Mortgage Association (FNMA)	3.045%	10/1/35	1,109,778	1,184,601	(c)
Federal National Mortgage Association (FNMA)	2.098%	11/1/35	147,582	156,262	(c)
Federal National Mortgage Association (FNMA)	2.108%	11/1/35	94,947	100,825	(c)
Federal National Mortgage Association (FNMA)	2.115%	11/1/35	71,052	75,099	(c)
Federal National Mortgage Association (FNMA)	2.125%	11/1/35	108,919	116,308	(c)
Federal National Mortgage Association (FNMA)	2.580%	12/1/35	545,828	586,447	(c)
Federal National Mortgage Association (FNMA)	2.545%	2/1/36	132,858	142,913	(c)
Federal National Mortgage Association (FNMA)	1.761%	2/1/37	5,753,966	6,021,979	(c)
Federal National Mortgage Association (FNMA)	1.329%	8/1/37	232,870	238,285	(c)
Federal National Mortgage Association (FNMA)	1.950%	8/1/37	263,761	281,594	(c)
Federal National Mortgage Association (FNMA)	2.314%	11/1/37	64,454	69,137	(c)
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-8/1/43	208,952,478	221,055,453
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-2/1/43	15,700,675	15,475,676
Federal National Mortgage Association (FNMA)	4.000%	10/14/44-11/13/44	63,500,000	66,784,594	(h)
Federal National Mortgage Association (FNMA)	4.500%	10/14/44	215,000,000	231,964,833	(h)
Federal National Mortgage Association (FNMA)	5.000%	10/14/44	115,700,000	127,656,866	(h)

Total FNMA				1,797,407,471

GNMA - 4.0%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	63,158	69,381
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	183,328	202,856
Government National Mortgage Association (GNMA)	8.500%	11/15/27	3,149	3,164
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	11,975,488	13,644,036
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/41	31,177,810	35,551,371
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	16,583	17,457
Government National Mortgage Association (GNMA)	0.554%	8/20/31	1,058	1,063	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	14,524,020	16,305,706
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	30,050,189	33,435,797
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	77,739,677	84,719,980
Government National Mortgage Association (GNMA)	3.500%	10/23/44	52,100,000	53,833,950	(h)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
GNMA - 4.0% (continued)
Government National Mortgage Association (GNMA) II	4.500%	7/20/41	20,388,445		$22,199,318
Government National Mortgage Association (GNMA) II	4.000%	4/20/44	9,598,299		10,193,212
Government National Mortgage Association (GNMA) II	3.500%	10/23/44	23,400,000		24,178,780	(h)
Government National Mortgage Association (GNMA) II	4.000%	10/23/44	127,400,000		135,014,125	(h)

Total GNMA					429,370,196

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,412,663,523)					2,428,534,236

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.3%
Brazil - 0.3%
Federative Republic of Brazil, Notes (Cost - $34,480,740)	6.000%	8/15/50	79,225,122	BRL	31,756,140

SENIOR LOANS - 2.9%
CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.1%
INA Beteiligungsgesellschaft mbH, USD Term Loan E	3.750%	5/15/20	6,294,821		6,231,873	(i)(j)

Diversified Consumer Services - 0.0%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	2,468,289		2,363,386	(i)(j)

Hotels, Restaurants & Leisure - 0.4%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B	—	9/24/21	9,790,000		9,705,698	(i)(k)
Aramark Corp., USD Term Loan F	3.250%	2/24/21	6,880,951		6,746,773	(i)(j)
Caesars Entertainment Operating Co., Extended Term Loan B6	6.948 - 6.949%	3/1/17	5,848,909		5,318,331	(i)(j)
Caesars Entertainment Operating Co., Term Loan B4	10.500 - 10.750%	10/31/16	892,998		853,706	(i)(j)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	3,017,143		2,983,200	(i)(j)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	3,703,026		3,642,189	(i)(j)
Landry’s Inc., Term Loan B	4.000%	4/24/18	3,141,463		3,111,359	(i)(j)
Oceania Cruises Inc., 2020 Term Loan B	5.250%	7/2/20	2,471,325		2,469,780	(i)(j)
Wendy’s International Inc., New Term Loan B	3.250%	5/15/19	10,093,896		10,023,602	(i)(j)

Total Hotels, Restaurants & Leisure					44,854,638

Media - 0.4%
Charter Communications Operating LLC, Term Loan F	3.000%	1/3/21	5,333,741		5,166,320	(i)(j)
Charter Communications Operating LLC, Term Loan G	—	9/12/21	2,650,000		2,638,642	(i)(k)
CSC Holdings Inc., New Term Loan B	2.654%	4/17/20	6,008,642		5,820,872	(i)(j)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	9,815,811		9,617,453	(i)(j)
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	12,760,000		12,409,100	(i)(j)

Total Media					35,652,387

Specialty Retail - 0.2%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	10,694,349		7,058,270	(i)(j)

J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	1,979,732		1,877,653	(i)(j)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	7,929,625		7,766,077	(i)(j)
Party City Holdings Inc., Term Loan	4.000%	7/27/19	7,401,894		7,267,734	(i)(j)

Total Specialty Retail					23,969,734

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - 0.0%
Phillips-Van Heusen Corp., Term Loan B	3.250%	2/13/20	974,344	$974,233	(i)(j)

TOTAL CONSUMER DISCRETIONARY				114,046,251

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Supervalu Inc., Refi Term Loan B	4.500%	3/21/19	6,760,686	6,636,742	(i)(j)

Food Products - 0.2%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	8,980,925	8,646,951	(i)(j)
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	2,281,125	2,246,434	(i)(j)
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	11,948,750	11,790,429	(i)(j)

Total Food Products				22,683,814

Household Products - 0.0%
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,960,256	1,845,909	(i)(j)

TOTAL CONSUMER STAPLES				31,166,465

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Arch Coal Inc., Term Loan B	6.250%	5/16/18	112,345	102,486	(i)(j)

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Star West Generation LLC, New Term Loan B	4.250%	3/13/20	2,410,417	2,386,313	(i)(j)

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	9,907,161	9,800,659	(i)(j)
MPH Acquisition Holdings LLC, Term Loan	4.000%	3/31/21	1,667,091	1,626,247	(i)(j)

Total Health Care Providers & Services				11,426,906

Pharmaceuticals - 0.1%
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	10,468,394	10,262,303	(i)(j)

TOTAL HEALTH CARE				21,689,209

INDUSTRIALS - 0.4%
Airlines - 0.1%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	2,468,750	2,421,432	(i)(j)
Delta Air Lines Inc., New Term Loan B	3.250%	4/20/17	9,818,776	9,683,767	(i)(j)

Total Airlines				12,105,199

Commercial Services & Supplies - 0.1%
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	4,818,693	4,693,205	(i)(j)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	4,690,327	4,631,698	(i)(j)

Total Commercial Services & Supplies				9,324,903

Construction & Engineering - 0.1%
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	5,853,591	5,685,301	(i)(j)

Machinery - 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	6,405,250	6,269,939	(i)(j)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	9,341,967	9,158,052	(i)(j)

Total Machinery				15,427,991

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation Infrastructure - 0.0%
Flying Fortress Inc., New Term Loan	3.500%	6/30/17	5,510,000		$5,465,231	(i)(j)

TOTAL INDUSTRIALS					48,008,625

INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment, Instruments & Components - 0.0%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	2,475,000		2,449,478	(i)(j)

IT Services - 0.2%
First Data Corp., New 2018 Extended Term Loan	3.655%	3/23/18	14,556,443		14,259,244	(i)(j)
First Data Corp., New 2018 Term Loan	3.655%	9/24/18	5,000,000		4,893,750	(i)(j)

Total IT Services					19,152,994

Technology Hardware, Storage & Peripherals - 0.0%
SunGard Data Systems Inc., Term Loan E	4.000%	3/8/20	4,512,598		4,454,783	(i)(j)

TOTAL INFORMATION TECHNOLOGY					26,057,255

MATERIALS - 0.1%
Metals & Mining - 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	7,139,671		6,984,975	(i)(j)

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	9,823,825		9,660,091	(i)(j)

Wireless Telecommunication Services - 0.0%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	3,910,450		3,848,536	(i)(j)

TOTAL TELECOMMUNICATION SERVICES					13,508,627

UTILITIES - 0.5%
Electric Utilities - 0.0%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	2,915,091		2,900,515	(i)(j)

Independent Power and Renewable Electricity Producers - 0.5%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	35,620,000		35,382,522	(i)(j)
NRG Energy Inc., Refi Term Loan B	2.750%	7/2/18	9,874,687		9,685,833	(i)(j)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	2,985,560		3,060,199	(i)(j)

Total Independent Power and Renewable Electricity Producers					48,128,554

TOTAL UTILITIES					51,029,069

TOTAL SENIOR LOANS (Cost - $324,001,084)					314,979,275

SOVEREIGN BONDS - 6.1%
Brazil - 0.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	234,231,000	BRL	91,834,438
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	8,920,000		8,830,800

Total Brazil					100,665,238

Chile - 0.0%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	2,590,000		2,590,907	(a)

Colombia - 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	13,290,000		14,619,000

Indonesia - 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	15,470,000		14,928,550	(l)
Republic of Indonesia, Notes	3.750%	4/25/22	370,000		357,050	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Indonesia - 0.2% (continued)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		$339,838	(l)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		530,400	(l)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		8,134,350	(l)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,767,000		1,948,117	(a)

Total Indonesia					26,238,305

Mexico - 3.0%
United Mexican States, Bonds	8.000%	6/11/20	70,565,000	MXN	5,903,475
United Mexican States, Bonds	6.500%	6/9/22	1,463,709,800	MXN	112,827,226
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,756,207
United Mexican States, Bonds	7.750%	11/13/42	1,734,316,200	MXN	141,462,376
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,930,000		3,457,400
United Mexican States, Senior Notes	4.000%	10/2/23	374,000		386,529
United Mexican States, Senior Notes	4.750%	3/8/44	6,478,000		6,429,415
United Mexican States, Senior Notes	5.550%	1/21/45	42,320,000		47,017,520

Total Mexico					321,240,148

New Zealand - 0.4%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	50,210,000	NZD	37,143,321	(l)

Poland - 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	28,860,000		29,653,650

Portugal - 0.2%
Republic of Portugal, Notes	5.125%	10/15/24	21,700,000		22,481,634	(a)

Russia - 0.3%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	19,784,170		22,162,821	(l)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	6,123,900		6,860,176	(a)

Total Russia					29,022,997

South Africa - 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	22,950,000		25,245,000

Turkey - 0.5%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	5,965,000		6,337,813
Republic of Turkey, Senior Bonds	5.750%	3/22/24	11,930,000		12,666,081
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,080,000		1,209,600
Republic of Turkey, Senior Notes	7.500%	11/7/19	380,000		436,620
Republic of Turkey, Senior Notes	6.250%	9/26/22	14,574,000		16,031,400
Republic of Turkey, Senior Notes	6.625%	2/17/45	10,900,000		12,194,373

Total Turkey					48,875,887

Uruguay - 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1	(m)

TOTAL SOVEREIGN BONDS (Cost - $676,202,011)					657,776,088

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.4%
U.S. Government Agencies - 2.5%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000		3,350,636
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000		63,956,914
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	86,850,000		77,030,218
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000		12,795,662
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	320,000		292,953
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000		1,183,425
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,895,000		3,694,622
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000		13,752,857
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	25,773,000		24,110,873

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Agencies - 2.5% (continued)
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	14,614,000	$13,416,368
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,890,000	1,719,537
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000	11,110,160
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	15,231,000	14,248,738
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	728,000	655,276
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,192,563
Tennessee Valley Authority, Notes	5.250%	9/15/39	16,493,000	20,028,720

Total U.S. Government Agencies				262,539,522

U.S. Government Obligations - 5.9%
U.S. Treasury Bonds	3.750%	11/15/43	58,757,000	64,944,817
U.S. Treasury Bonds	3.625%	2/15/44	164,715,000	177,995,147
U.S. Treasury Bonds	3.375%	5/15/44	258,190,000	266,581,175
U.S. Treasury Bonds	3.125%	8/15/44	35,610,000	35,042,448
U.S. Treasury Notes	0.250%	10/31/15	150,000	150,164
U.S. Treasury Notes	1.500%	7/31/16	720,000	732,797
U.S. Treasury Notes	0.750%	10/31/17	6,440,000	6,358,495
U.S. Treasury Notes	1.500%	8/31/18	1,650,000	1,649,226
U.S. Treasury Notes	1.625%	4/30/19	29,400,000	29,289,750
U.S. Treasury Notes	1.500%	5/31/19	17,190,000	17,011,379
U.S. Treasury Notes	1.750%	9/30/19	2,490,000	2,486,693
U.S. Treasury Notes	2.000%	5/31/21	50,000	49,422
U.S. Treasury Notes	2.000%	8/31/21	11,680,000	11,522,133
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	4,680,341
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	49,050,000	19,070,591

Total U.S. Government Obligations				637,564,578

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $848,123,124)				900,104,100

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.2%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	10,857,754	13,436,470
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	48,375,872	44,297,931
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	55,202,636	48,733,549
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	67,231,633	66,501,564
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	40,006,698	40,206,732
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	23,529,730	22,590,376

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $240,665,630)				235,766,622

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE		SHARES	VALUE
COMMON STOCKS - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
PB Investors II LLC (Cost - $9,649,958)			80,790	$0	(e)(f)(g)

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC Capital Trust I	8.125%		454,841	12,103,319	(c)

Diversified Financial Services - 0.0%
Citigroup Capital XIII	7.875%		82,775	2,228,303	(c)

TOTAL PREFERRED STOCKS (Cost - $13,228,694)				14,331,622

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Japanese Yen, Call @ $0.93		11/7/14	206	103,000
U.S. Dollar/Japanese Yen, Put @ $0.94		10/3/14	43	151,037
U.S. Treasury 30-Year Bonds Futures, Call @ $138.00		10/24/14	80	86,250

TOTAL PURCHASED OPTIONS (Cost - $249,932)				340,287

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $10,236,055,132)				10,456,401,613

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 4.8%
U.S. Government Agencies - 4.6%
Federal Home Loan Bank (FHLB), Dicsount Notes	0.155%	8/18/15	15,000,000	14,985,285	(n)
Federal Home Loan Bank (FHLB), Discount Notes	0.025%	1/21/15	35,000,000	34,998,040	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	10/17/14	50,000,000	49,998,667	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	11/12/14	13,000,000	12,998,787	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	11/26/14	15,829,000	15,827,030	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	11/28/14	25,000,000	24,996,778	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	3/17/15	26,400,000	26,396,330	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.058%	3/23/15	100,000,000	99,985,600	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/18/15	90,000,000	89,911,710	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.080%	11/26/14	54,600,000	54,593,205	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.087%	12/10/14	15,000,000	14,999,565	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/2/15	50,000,000	49,996,550	(n)

Total U.S. Government Agencies (Cost - $489,618,605)				489,687,547

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - 0.2%
U.S. Treasury Bills (Cost - $24,996,028)	0.033%	3/26/15	25,000,000	$24,996,650	(n)

TOTAL SHORT-TERM INVESTMENTS (Cost - $514,614,633)				514,684,197

TOTAL INVESTMENTS - 102.0% (Cost - $10,750,669,765#)				10,971,085,810
Liabilities in Excess of Other Assets - (2.0)%				(213,430,739)

TOTAL NET ASSETS - 100.0%				$10,757,655,071

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The coupon payment on these securities is currently in default as of September 30, 2014.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Illiquid security.

(g)	Value is less than $1.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of September 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(l)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(m)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(n)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
IO	— Interest Only
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Dollar/Euro, Call	11/28/14	$1.30	105,100,000	$3,165,979
U.S. Treasury 5-Year Notes, Call	10/24/14	118.25	473	166,289
U.S. Treasury 5-Year Notes, Put	10/24/14	117.50	590	64,531
U.S. Treasury 5-Year Notes, Put	10/24/14	118.00	476	115,281
U.S. Treasury 10-Year Notes, Put	2/20/15	121.50	70	51,406
U.S. Treasury 10-Year Notes, Call	2/20/15	125.50	70	50,313
U.S. Treasury 10-Year Notes, Call	10/24/14	125.50	420	105,000
U.S. Treasury 10-Year Notes, Put	10/24/14	124.00	198	64,969
U.S. Treasury 10-Year Notes, Call	10/24/14	126.00	316	44,438
U.S. Treasury 10-Year Notes, Call	10/24/14	125.00	2,139	902,391
U.S. Treasury 10-Year Notes, Put	11/21/14	122.00	622	97,188
U.S. Treasury 10-Year Notes, Put	11/21/14	124.00	475	289,453
U.S. Treasury 10-Year Notes, Call	11/21/14	127.00	1,681	288,922
U.S. Treasury 10-Year Notes, Call	10/24/14	126.50	394	30,781
U.S. Treasury 30-Year Bonds, Call	10/24/14	139.00	891	598,641
U.S. Treasury 30-Year Bonds, Call	10/24/14	140.00	237	92,578
U.S. Treasury 30-Year Bonds, Call	11/21/14	142.00	197	83,109
U.S. Treasury 30-Year Bonds, Call	10/24/14	141.00	107	25,078
U.S. Treasury 30-Year Bonds, Call	11/21/14	141.00	316	192,563
U.S. Treasury 30-Year Bonds, Put	11/21/14	136.00	361	327,155

TOTAL WRITTEN OPTIONS (Premiums received - $5,244,913)				$6,756,065

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes
Financials	—	$1,255,712,935	$0	*	$1,255,712,935
Other corporate bonds & notes	—	2,299,430,467	—		2,299,430,467
Asset-backed securities	—	476,035,828	—		476,035,828
Collateralized mortgage obligations	—	1,841,634,013	—		1,841,634,013
Mortgage-backed securities	—	2,428,534,236	—		2,428,534,236
Non-U.S. Treasury inflation protected securities	—	31,756,140	—		31,756,140
Senior loans	—	314,979,275	—		314,979,275
Sovereign bonds	—	657,776,088	—		657,776,088
U.S. government & agency obligations	—	900,104,100	—		900,104,100
U.S. Treasury inflation protected securities	—	235,766,622	—		235,766,622
Common stocks
Financials	—	—	0	*	0	*
Preferred stocks	$14,331,622	—	—		14,331,622
Purchased options	340,287	—	—		340,287

Total long-term investments	$14,671,909	$10,441,729,704	$0	*	$10,456,401,613

Short-term investments†	—	514,684,197	—		514,684,197

Total investments	$14,671,909	$10,956,413,901	$0	*	$10,971,085,810

Other financial instruments:
Futures contracts	8,624,119	—	—		8,624,119
Forward currency contracts	—	27,214,882	—		27,214,882
OTC credit default swaps on corporate issues - sell protection‡	—	3,026,642	—		3,026,642
OTC credit default swaps on credit indices - sell protection‡	—	359,204	—		359,204
Centrally cleared credit default swaps on corporate issues - sell protection	—	116,158	—		116,158

Total other financial instruments	$8,624,119	$30,716,886	—		$39,341,005

Total	$23,296,028	$10,987,130,787	$0	*	$11,010,426,815

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$6,756,065	—	—	$6,756,065
Futures contracts	4,460,863	—	—	4,460,863
Forward currency contracts	—	$6,132,538	—	6,132,538
OTC interest rate swaps‡	—	4,271,140	—	4,271,140
OTC credit default swaps on corporate issues - sell protection‡	—	56,234	—	56,234
OTC credit default swaps on corporate issues - buy protection‡	—	450,179	—	450,179
Centrally cleared interest rate swaps	—	16,967,051	—	16,967,051
Centrally cleared credit default swaps on credit indices - sell protection	—	6,194	—	6,194

Total	$11,216,928	$27,883,336	—	$39,100,264

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the total notional value of all credit default swaps to sell protection is $225,099,526. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(o) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $17,666,156. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $4,614,000, which could be used to reduce the required payment.

(s) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$398,211,166
Gross unrealized depreciation	(177,795,121)

Net unrealized appreciation	$220,416,045

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	198	12/14	$49,376,894	$49,378,725	$1,831
90-Day Eurodollar	6,337	6/16	1,557,747,820	1,557,872,238	124,418
90-Day Eurodollar	3,855	12/16	942,742,691	942,499,313	(243,378)
Euro BTP	285	12/14	46,744,627	46,968,805	224,178
U.S. Treasury 5-Year Notes	4,010	12/14	474,568,494	474,213,830	(354,664)
U.S. Treasury Ultra Long-Term Bonds	2,157	12/14	329,969,472	328,942,500	(1,026,972)

					$(1,274,587)

Contracts to Sell:
90-Day Eurodollar	5	3/15	1,243,359	1,245,813	(2,454)
90-Day Eurodollar	3,289	6/18	795,118,536	797,006,925	(1,888,389)
Euro	1,098	12/14	177,522,719	173,415,375	4,107,344
Euro-Bund	1,014	12/14	190,780,750	191,725,756	(945,006)
U.S. Dollar/Japanese Yen	762	12/14	90,262,149	86,868,000	3,394,149
U.S. Treasury 2-Year Notes	68	12/14	14,884,342	14,881,375	2,967
U.S. Treasury 10-Year Notes	6,649	12/14	828,916,375	828,735,516	180,859
U.S. Treasury Long-Term Bonds	2,443	12/14	337,493,342	336,904,969	588,373

					$5,437,843

Net unrealized appreciation on open futures contracts					$4,163,256

During the period ended September 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	4,032	$2,183,365
Options written	105,178,893	35,477,729
Options closed	(15,361)	(8,538,429)
Options exercised	(20,359)	(9,054,631)
Options expired	(37,172)	(14,823,121)

Written options, outstanding as of September 30, 2014	105,110,033	$5,244,913

At September 30, 2014, the Fund held TBA securities with a total cost of $1,137,740,067.

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Credit Suisse First Boston Inc.	57,415,231	$72,539,359	11/14/14	$(3,129,896)
Euro	JPMorgan Chase & Co.	52,000,000	65,697,667	11/14/14	(1,710,818)
Euro	UBS AG	8,000,000	10,107,333	11/14/14	(43,755)
Japanese Yen	Citibank N.A.	7,651,104,357	69,781,830	11/14/14	(523,180)
Japanese Yen	Citibank N.A.	7,534,520,000	68,718,523	11/14/14	(567,095)
Japanese Yen	Citibank N.A.	2,334,725,047	21,293,839	11/14/14	(157,794)

					(6,132,538)

Contracts to Sell:
Euro	Credit Suisse First Boston Inc.	91,811,868	115,996,644	11/14/14	6,768,677
Euro	Goldman Sachs Group Inc.	42,250,000	53,379,354	11/14/14	3,118,191
Euro	JPMorgan Chase & Co.	50,815,000	64,200,518	11/14/14	3,873,492
Euro	Morgan Stanley Co. Inc.	19,690,000	24,876,674	11/14/14	1,464,313
Euro	UBS AG	18,120,524	22,893,772	11/14/14	1,358,212
Japanese Yen	Barclays Bank PLC	5,281,922,000	48,173,723	11/14/14	3,435,771
Japanese Yen	Citibank N.A.	10,406,526,000	94,912,629	11/14/14	7,196,226

					27,214,882

Net unrealized appreciation on open forward foreign currency contracts					$21,082,344

At September 30, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS RECEIVED BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(392,920)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(352,218)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(758,862)
Credit Suisse	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(503,571)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(834,609)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(895,431)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(533,529)

Total	$53,990,000				—	$(4,271,140)

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS RECEIVED BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase & Co.	$124,700,000	10/7/23	4.860% semi-annually	3-Month LIBOR	$(6,768,990)	$(16,967,051)

Notes to Schedule of Investments (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (AES Corp., 8.000%, due 10/15/17)	$13,500,000	3/20/21	2.99%	5.000% quarterly	$1,510,384	$1,819,158	$(308,774)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	9,680,000	6/20/21	0.92%	1.000% quarterly	50,854	112,732	(61,878)
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	24,910,000	3/20/24	1.03%	1.000% quarterly	(56,234)	(519,797)	463,563
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	0.47%	3.650% quarterly	416,171	—	416,171
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	0.47%	3.650% quarterly	327,326	—	327,326
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	0.16%	2.930% quarterly	34,186	—	34,186
Deutsche Bank AG (Metlife Inc., 4.750% due 2/8/21)	11,440,000	9/20/21	0.94%	1.000% quarterly	42,881	130,779	(87,898)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 5.000%, due 5/15/18)	6,400,000	9/20/17	0.47%	3.770% quarterly	621,126	—	621,126
RBS Greenwich (Ally Financial Inc., 7.500%, due 9/15/20)	4,200,000	12/20/16	1.29%	1.550% quarterly	23,714	—	23,714

Total	$80,680,000				$2,970,408	$1,542,872	$1,427,536

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC (Marriott International Inc., 5.810%, due 11/10/15)	$7,950,000	12/20/15	0.08%	0.730% monthly	$(63,475)	—	$(63,475)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	8,270,000	12/20/16	0.42%	1.040% quarterly	(113,309)	—	(113,309)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	0.10%	1.130% quarterly	(69,878)	—	(69,878)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.24%	0.690% quarterly	(54,398)	—	(54,398)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.12%	0.580% quarterly	(86,531)	—	(86,531)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	8,270,000	3/20/17	0.83%	0.890% quarterly	(11,894)	—	(11,894)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.06%	0.480% monthly	(50,694)	—	(50,694)

Total	$53,990,000				$(450,179)	—	$(450,179)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	$1,752,213	6/25/36	4.420% monthly	$179,602	$40,036	$139,566
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	1,752,213	6/25/36	4.420% monthly	179,602	32,756	146,846

Total	$3,504,426			$359,204	$72,792	$286,412

Notes to Schedule of Investments (unaudited) (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC (Markit CDX.NA.IG.22 Index)	$94,890,000	6/20/19	1.000% quarterly	$1,521,922	$1,405,764	$116,158
Barclays Capital Inc. (Markit CDX.NA.HY.22 Index)	$46,025,100	6/20/19	5.000% quarterly	$2,784,886	$2,791,080	$(6,194)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At September 30, 2014, the Fund held collateral received from Barclays Capital Inc., Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $1,800,744, $810,853 and $606,899 on OTC credit default swap contracts valued at $1,561,238, $621,126 and $359,204, respectively. Net exposures to the counterparties were $(239,506), $(189,727) and $(247,695), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

Notes to Schedule of Investments (unaudited) (continued)

			Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts		OTC Swap Contracts, at value
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$86,250	$(3,590,086)	$1,122,626	$(4,460,863)	—	—	—	$(16,967,051)	$(4,271,140)	$(28,080,264)
Foreign Exchange Risk	254,037	(3,165,979)	7,501,493	—	$27,214,882	$(6,132,538)	—	—	—	25,671,895
Credit Risk	—	—	—	—	—	—	$116,158	(6,194)	2,879,433	2,989,397

Total	$340,287	$(6,756,065)	$8,624,119	$(4,460,863)	$27,214,882	$(6,132,538)	$116,158	$(16,973,245)	$(1,391,707)	$581,028

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$773,560
Written options	3,896,672
Futures contracts (to buy)	2,173,555,695
Futures contracts (to sell)	1,811,732,928
Forward foreign currency contracts (to buy)	153,150,113
Forward foreign currency contracts (to sell)	660,982,614

Average Notional Balance
Interest rate swap contracts	$696,181,000
Credit default swap contracts (to buy protection)	121,813,500
Credit default swap contracts (to sell protection)	106,031,749

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014